Exhibit 10.9
PERSONAL AND CONFIDENTIAL
[Date]
[ ]
[ ]
[ ]
We are pleased to inform you that on [ ] (the “Grant Date”), pursuant to the H&E Equipment Services, Inc. Amended and Restated 2006 Stock-Based Incentive Compensation Plan (the “Plan”), the Committee granted you [ ] shares of the Company’s common stock, par value $0.01, (hereinafter either the “Restricted Stock” or “Award”) subject to the restrictions set forth below. You should be aware that any award granted to you under the Plan is a form of compensation to you and is considered personal and confidential information. The purpose of the Plan is to attract and retain valued employees by offering them a greater stake in the Company’s success and a closer identity with it, and to encourage ownership of the Company’s Stock by such employees. You should be aware that participation of all employees in the Plan is not the purpose of the Plan.
This Award is subject to the applicable terms and conditions of the Plan, which are incorporated herein by reference, and in the event of any contradiction, distinction or difference between this letter and the terms of the Plan, the terms of the Plan will control. Unless otherwise stated, all capitalized terms used herein have the meanings set forth in the Plan. By accepting this Award you (i) acknowledge that you have received and read a copy of the Plan and understand its terms and (ii) acknowledge that with respect to this Award and the Restricted Stock, you are bound by the terms of the Plan.
Subject to your continued employment with the Company the restrictions applicable to your Restricted Stock will lapse in accordance with the following schedule:
[ ]	shares will vest on the first anniversary of the Grant Date;

[ ]	shares will vest on the second anniversary of the Grant Date; and

[ ]	shares will vest on the third anniversary of the Grant Date.

“Regional Strength with a Local Touch”

Should your employment with the Company terminate for any reason before any portion of your Award vests, then that portion of your Award shall be forfeited with no further compensation due to you. Finally, if you are terminated by the Company for Cause, your entire Award, regardless of whether any or all of the shares of Restricted Stock that relate to such Award are vested, shall be forfeited with no further compensation due to you.
In the event that during your service with the Company, a Change in Control, as defined in the Plan, occurs, your Award will vest in full.
You may receive certificate(s) for the shares of Restricted Stock designating you as the registered owner. Upon such receipt, you agree to deliver the certificate(s) together with an original, signed and undated stock power (in the form attached hereto as Exhibit A to the Company or the Company’s designee authorizing the Committee to transfer title to the certificate(s) representing any shares of Restricted Stock that are forfeited under the terms of the Plan and this Award to the Company in the event that your employment with the Company should terminate for any reason prior to the lapse of the restrictions.
As described more fully in the attached description of the consequences of making or not making an election pursuant to Section 83(b) of the Code (Exhibit B), your acceptance of this Award will not typically constitute a taxable event. Instead, you will recognize taxable income upon each vesting date described in the schedule above.
You may, however, make an election pursuant to Section 83(b) within 30 days of your receipt of this Award to include in your current year taxable income the grant date Fair Market Value of the Restricted Stock. In such case, you would not recognize taxable income by virtue of the vesting schedule above and would recognize capital gain or loss only upon your ultimate disposition or forfeiture of the shares.
You must make appropriate arrangements with the Company to provide for the withholding of the taxes that will be due with respect to this Award as it vests. As defined in the Plan, the Company shall, at the election of the Participant, have the right to retain the number of shares of Company Stock whose Fair Market Value equals the amount legally required to be withheld in satisfaction of the applicable withholding taxes. As promptly thereafter as possible, the Company will issue to you, or if such certificates were previously issued, the Company will deliver to you, certificates for your vested shares of Restricted Stock.
You should also be aware that any transfer of this Restricted Stock is subject to the Company’s Insider Trading Policy which has previously been provided to you and is posted to the Company’s intranet.
The construction and interpretation of any provision of this Award or the Plan shall be final and conclusive when made by the Committee.
Nothing in this letter shall confer on you the right to continue in the service of the Company or interfere in any way with the right of the Company to terminate your service at any time.

You should sign and return a copy of this agreement to the Chief Financial Officer indicating your agreement to the terms of this letter and the Award granted hereby. This acknowledgement must be returned within fifteen (15) days; otherwise, the Award will lapse and become null and void. Your signature will also acknowledge that this letter reflects our final agreement regarding the Award granted hereunder and supersedes any prior written or oral agreement, understanding or communication otherwise regarding your Award and that you have received and reviewed the Plan and that you agree to abide by the applicable terms of these documents as provided herein.
Very truly yours,

Enclosures

The undersigned hereby agrees to the foregoing:

Signature	Date

Exhibit A
STOCK POWER
     For Value Received, [ ] hereby sells, assigns and transfers unto H&E Equipment Services, Inc.                      Shares of Restricted Stock of H&E Equipment Services, Inc. (the “Company”) standing in his name on the books of said corporation represented by Certificate No.                      herewith, and does hereby irrevocably constitute and appoint the Company to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

By:

Dated:

In the presence of:	(Signature of Witness)

(Printed Name of Witness)

Exhibit B
Explanation of Election under Section 83(b) of the Code
If you are awarded Restricted Stock of the Company, you may make an election (an “83(b) Election”) under Section 83(b) of the Internal Revenue Code. An Election Form and a Waiver Form have been supplied to you with your Award letter. YOU MUST COMPLETE EITHER THE ELECTION FORM (EXHIBIT D) OR THE WAIVER FORM (EXHIBIT C) NOTIFYING THE COMPANY OF AN 83(b) ELECTION OR DECLINE OF AN 83(b) ELECTION AND RETURN TO LESLIE MAGEE, CHIEF FINANCIAL OFFICER, BY FAX AT (225) 298-5382 OR YOU MAY SCAN AND RETURN BY EMAIL TO LMAGEE@HE-EQUIPMENT.COM. To help you understand the effect of a Section 83(b) Election, a brief description of the tax consequences of Section 83 of the Code follows.
Overview of Section 83 of the Code
Section 83 of the Code applies to “restricted property” transferred in connection with the performance of services. Section 83 applies to Restricted Stock you acquire under the Company’s Amended and Restated 2006 Stock-Based Incentive Compensation Plan. If you acquire Restricted Stock and do not make the election described below, Section 83 may cause several taxable events to occur while you own restricted property:
-	There is generally no tax imposed on the transfer of restricted property from an employer to an employee, nor is there any tax if restricted property is sold by an employer to an employee for its then fair market value. Absent an 83(b) Election, you would have no immediate taxable event upon your Award of Restricted Stock.

-	Absent an 83(b) Election, upon the lapse of the restrictions to which the Restricted Stock is subject, the difference between the amount you originally paid for your stock, if any, and its then fair market value, is subject to tax at ordinary income tax rates.

-	Finally, the holding period for determining the tax treatment on a sale of your Restricted Stock is determined by reference to the date on which the restrictions lapsed, not the date of purchase. Accordingly, without an 83(b) Election, you would be taxed at unfavorable short-term capital gain rates upon a sale of a portion of your Restricted Stock unless you had held that stock for at least one year following its vesting date.
Section 83(b) Election
As an alternative to the rules above, Section 83(b) provides that you may elect, within 30 days of the receipt of restricted property, to include the fair market value of the property (determined without regard to the restrictions), less the price you paid for it, if any, in your gross income for the taxable year in which you acquired the property. The advantage of making an 83(b) Election in this situation is that any subsequent increase in value will be taxed only when you dispose of your shares, and then will be taxed at favorable long term capital gains rates (assuming you have held the stock for at least one year following its grant date).

The taxable ordinary income upon an 83(b) Election will be the fair market value of the Restricted Stock on the date it was granted, less the price you paid for it, if any.
Procedure for 83(b) Election
In order to achieve the tax treatment provided by an 83(b) Election, you must make a valid, timely election to include in your taxable, ordinary income in the year you are awarded Restricted Stock, the Fair Market Value of the Restricted Stock less the price you paid, if any, for the Restricted Stock. You must complete the 83(b) election form attached to your Award letter and deliver the form, preferably by certified or registered mail, return receipt requested, to the Internal Revenue Service Center where you file your federal income taxes within 30 days of the date you receive the Award. Upon making such election, you shall promptly furnish a copy of the election to the Company. If you decline such election, you shall promptly furnish a copy of the waiver form to the Company within 30 days of the date you receive the Award. PLEASE BE REMINDED THAT YOU MUST COMPLETE EITHER THE ELECTION FORM OR THE WAIVER FORM NOTIFYING THE COMPANY OF AN 83(b) ELECTION OR DECLINE OF AN 83(b) ELECTION. RETURN THE ELECTION OR WAIVER FORM TO LESLIE MAGEE, CHIEF FINANCIAL OFFICER, BY FAX AT (225) 298-5382 OR YOU MAY SCAN AND RETURN BY EMAIL TO LMAGEE@HE-EQUIPMENT.COM.
UNLESS OTHERWISE PROVIDED IN YOUR AWARD AGREEMENT, THE COMPANY SHALL BEAR NO RESPONSIBILITY OR LIABILITY FOR ANY ADVERSE TAX CONSEQUENCES TO YOU RESULTING FROM YOUR SECTION 83(b) ELECTION OR YOUR FAILURE TO MAKE SUCH ELECTION.
Upon making your 83(b) Election, you may receive certificate(s) for the Restricted Stock designating you as the registered owner. Upon such receipt, you agree to deliver the certificate(s) together with a signed and undated stock power to the Company or the Company’s designee authorizing the Committee to transfer title to the certificate(s) representing any Restricted Stock to the Company in the event that you forfeit any portion of your Restricted Stock under the terms of the Plan and Award Agreement.
At the time of your 83(b) Election, and when restrictions on your Restricted Stock lapse, you must make appropriate arrangements with the Company concerning withholding of any taxes that may be due with respect to such Common Stock. If you have properly and timely made the required election under Code Section 83(b), no federal income tax withholding will be required under current law when your restricted shares vest. You may tender cash payment to the Company in an amount equal to the required withholding or if you fail to make the required 83(b) Election so that you are taxable when restricted shares vest, you may request the Company to retain the number of shares of Common Stock whose Fair Market Value equals the amount to be withheld. Please contact Deonne Griffin in Human Resources for assistance in determining your required withholding. As promptly thereafter as possible, the Company will issue certificates for the vested shares.
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IRS Circular 230 Disclosure: To ensure compliance with requirements imposed by the IRS, we inform you that any U.S. federal tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (a) avoiding penalties under the Internal Revenue Code or (b) promoting, marketing or recommending to another party any transaction or matter addressed herein.
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EXHIBIT C
Waiver of 83(b) Election
     The undersigned, a recipient of [ ] shares of common stock of H&E Equipment Services, Inc., a Delaware corporation (the “Company”), pursuant to a restricted stock award granted under the Company’s Amended and Restated 2006 Stock-Based Incentive Compensation Plan (the “Plan”), hereby states as follows:
     1. The undersigned acknowledges receipt of the Restricted Stock Award Agreement Letter and the Plan relating to the offering of such shares. The undersigned has carefully reviewed the Plan and the Agreement pursuant to which the award was granted.
     2. The undersigned hereby states that the undersigned has decided (check as applicable):
(a)	to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company an executed form entitled “83(b) Election Form (Exhibit D) within 30 days of receipt of the Award,

OR

(b)	not to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company this executed form, Waiver of 83(b) Election, within 30 days of receipt of the Award.

Dated:

Signature

EXHIBIT D
83(b) Election Form
Election to Include Value of Restricted Property in Gross Income
in Year of Transfer Under Code §83(b)
     The undersigned hereby elects under section 83(b) of the Internal Revenue Code with respect to the property described below to include in gross income the excess (if any) of the fair market value of the property at the time of transfer (determined without regard to any lapse restriction) over the amount paid for such property, as compensation for services, and supplies the following information in accordance with Treasury regulation section 1.83-2(e):
     1. The name, address and taxpayer identification number of the undersigned is:

Name:	[ ]
Address:	[ ]
[ ]

Social Security Number:	[ ]
     2. The description of the property with respect to which the election is being made is [ ] shares of Restricted Stock (each a “Share”) of H&E Equipment Services, Inc., a Delaware Corporation (the “Company”).
     3. The date on which the property was transferred is [ ], and the taxable year for which this election is made is calendar year 2009.
     4. The nature of the restrictions to which this property is subject: The Shares will vest over a term of years contingent upon the undersigned’s continued service with the Company.
     5. The fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the property with respect to which this election is being made is [ ] per Share of Common Stock.
     6. The amount paid for the property is $0 per Share of Common Stock.
     7. A copy of this statement has been furnished to the Company, which is the person for whom services were performed. Also, a copy of this statement will be submitted with the income tax return of the undersigned for the taxable year in which the property was acquired.
Signed:
Dated:                                         ,

                                        ,
VIA CERTIFIED MAIL
Internal Revenue Service Center

Re:	Filing of 83(b) Election
To Whom it May Concern:
     Enclosed for filing as of                                         , ___ (the postmark of this package) is an 83(b) election for taxpayer [ ]; social security number [ ].
     Kindly (i) accept the 83(b) election for filing effective today, (ii) date stamp the enclosed copies of this letter and of the 83(b) election as evidence of such filing and (iii) return the dated stamped copies of the letter and of the 83(b) election to me in the enclosed self-addressed stamped envelope. Thank you.
Sincerely,

Name:	[ ]
Address:	[ ]
[ ]
Enclosures

EMPLOYEE SUMMARY OF DISTRIBUTION OF FORMS
1.	Award Agreement Letter

Sign and return within fifteen (15) days of receipt of the Award to:

Leslie S. Magee H&E Equipment Services, Inc. 11100 Mead Road, Suite 200 Baton Rouge, LA 70816

2.	Stock Power (Exhibit A)

Sign exactly as your name appears on the Stock Power and have witnessed. Leave all other fields blank. The original must be returned with the Award Agreement Letter above within fifteen (15) days of receipt of the Award.

3.	Waiver of 83(b) Election (Exhibit C)

You must choose to waive OR select an 83(b) election. Make your appropriate selection, sign and return within thirty (30) days of receipt of Award to:

Leslie S. Magee H&E Equipment Services, Inc. FAX: 225.298.5382 EMAIL: lmagee@he-equipment.com

4.	83(b) Election Form (Exhibit D) Disregard if you have chosen to waive the 83(b) Election in #3 above.

If you have made an election pursuant to Section 83(b) of the Code, you must complete this form.
(a)	File original with the Internal Revenue Service Center where the taxpayer’s income tax return will be filed. Filing must be made within thirty (30) days of receipt of the Award.

(b)	Attach one copy to the taxpayer’s income tax return for the taxable year in which the property was transferred.

(c)	Submit one copy within thirty (30) days of receipt of Award to the Company:

Leslie S. Magee H&E Equipment Services, Inc. FAX: 225.298.5382 EMAIL: lmagee@he-equipment.com